UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41781	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Nicollet Mall
Suite 640
Minneapolis, MN 55402
(Address of principal executive offices, including zip code)

+1 (651) 240 6001
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	SEZL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2025, the Compensation Committee of the Board of Directors of Sezzle Inc. (the “Company”) approved equity-based compensation awards to certain executive officers of the Company pursuant to the Company’s 2021 Equity Incentive Plan.

The following awards were granted to the following named executive officers on March 20, 2025:

•Karen Hartje, the Company’s Chief Financial Officer, was granted 1,000 awards of unrestricted stock as part of the Company’s annual Profit-Sharing Incentive Plan (“PSIP”);
•Kerissa Hollis, the Company’s General Counsel and Secretary, was granted 600 restricted stock units with a four-year vesting term in which 25% of the awards will vest on the one-year anniversary of the grant date, and the remaining awards will vest on a quarterly basis thereafter;
•Justin Krause, the Company’s SVP of Finance and Controller, was granted 400 restricted stock units with a four-year vesting term in which 25% of the awards will vest on the one-year anniversary of the grant date, and the remaining awards will vest on a quarterly basis thereafter;
•Paul Paradis, the Company’s President and a director of the Company, was granted 1,000 awards of unrestricted stock as part of the Company’s annual PSIP;
•Amin Sabzivand, the Company’s Chief Operating Officer, was granted 4,019 awards of unrestricted stock as part of the Company’s annual PSIP. In addition, Mr. Sabzivand was granted 2,000 restricted stock units with a four-year vesting term in which 25% of the awards will vest on the one-year anniversary of the grant date, and the remaining awards will vest on a quarterly basis thereafter; and
•Charles Youakim, the Company’s Executive Chairman and Chief Executive Officer, was granted 2,000 awards of unrestricted stock as part of the Company’s annual PSIP.

The awards issued are subject to terms and conditions of the Company’s 2021 Equity Incentive Plan, as well as the terms of the Company’s unrestricted stock award and restricted stock unit agreements, as applicable, respectively, attached as Exhibits 10.1 and 10.2 of this report, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Unrestricted Stock Award Agreement
10.2	Form of Restricted Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: March 24, 2025	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer